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DLJ MUTUAL FUNDS
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SUPPLEMENT DATED JANUARY 16, 2001 TO PROSPECTUS DATED AUGUST 1, 2000

The consummation of the previously announced acquisition of Donaldson, Lufkin & Jenrette, Inc. ('DLJ') by Credit Suisse Group ('Credit Suisse') occurred on November 3, 2000, following which the assets and business of DLJ Asset Management Group, Inc. ('DLJAM') were transferred to Credit Suisse Asset Management, LLC ('CSAM'). As a result, and pursuant to approval by the Board of Trustees of each of the DLJ Focus Funds, the DLJ Opportunity Funds and the DLJ Select Funds (each a 'Fund' and collectively the 'Funds'), CSAM has succeeded DLJAM as investment adviser to the Funds pursuant to interim advisory agreements (the 'Interim Advisory Agreements'). The Interim Investment Advisory Agreements terminate at the earlier of April 2, 2001 and the approval by shareholders of the Funds of new investment advisory agreements with CSAM.

To rationalize the management of the Funds and the Warburg Pincus family of funds managed by CSAM ('Warburg Pincus Funds'), CSAM has proposed, and the Board of Trustees of the relevant Funds have approved for submission to shareholders at meetings scheduled for late March 2001: (i) new investment advisory agreements with CSAM on the same economic terms as the Interim Advisory Agreements; (ii) the replacement of all the current Trustees of the Funds, other than Peter F. Krogh, with trustees of the Warburg Pincus Funds; and (iii) as more fully explained below, the combinations of certain series of the Funds (the 'Acquired Funds') into similar funds within the Warburg Pincus Funds (the 'Acquiring Funds').

The Board of Trustees for each of the Acquired Funds has approved, subject to shareholder approval, the transfer to the Acquiring Fund of all of the assets and liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund.

                ACQUIRED FUND                                 ACQUIRING FUND
                -------------                                 --------------
DLJ Fixed Income Fund                          Warburg, Pincus Fixed Income Fund, Inc.
DLJ Municipal Trust Fund                       Warburg, Pincus Municipal Bond Fund, Inc.
DLJ Developing Markets Fund                    Warburg, Pincus Emerging Markets Fund, Inc.
DLJ Strategic Growth Fund                      Warburg, Pincus Focus Fund, Inc.

Each of the Acquiring Funds has an investment objective and strategies substantially similar to the investment objective and strategies of the corresponding Acquired Fund. Shareholders of each Acquired Fund would receive on a tax-free basis shares of the relevant Acquiring Fund with the same net asset value as their shares of the Acquired Fund. The investment advisory fees of the Acquiring Funds would in each case be the same as the corresponding Acquired Funds, and CSAM has agreed to reimburse expenses of each Acquiring Fund as necessary so that for the two-year period following the consummation of each acquisition the annual expense ratio of each Acquired Fund would not increase above its expense ratio for the 60-day period prior to consummation of the acquisition. Each acquisition would be consummated promptly after receipt of shareholder approval.

On December 18, 2000, Credit Suisse Asset Management Securities, Inc. became the distributor of the Funds.